Credit from Banks and Others (Restrictions on the Group Relating to the Receipt of Credit) (Details) $ in Millions	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)
Credit From Banks And Others [Abstract]
Financial covenants total shareholder's greater than $2,000 million	$ 5,464	$ 4,527
Financial Covenant: Ratio of the EBITDA to the net interest expenses equal to or greater than 3.5	39.79
Financial Covenant: Ratio of the net financial debt to EBITDA less than 3.5	0.53
Financial Covenant: Ratio of certain subsidiaries loans to the total assets of the consolidated company less than 10%	2.69%